UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2012

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee 62-0935669

(State or other jurisdiction (I.R.S. employer of incorporation) identification no.)

6805 Perimeter Drive

Dublin, OH 43016

Telephone Number (614) 923-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pacer International, Inc. (the "Company") held its annual shareholders' meeting on April 25, 2012. At the annual meeting, shareholders approved amendments to Section 10 of the Company's second amended and restated charter (as amended, the "Charter") to implement majority voting in uncontested elections of directors. The amendments to the Company's charter required approval of not less than 75% of the outstanding shares entitled to vote at the annual meeting.

In connection with the amendment to the Charter, the Company also adopted a conforming amendment to its second amended and restated bylaws (as amended, the "Bylaws") to provide in the Bylaws that directors shall be elected as set forth in the Charter.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Also at the annual meeting of shareholders held on April 25, 2012, the shareholders (1) elected each of the persons listed below to serve as a director of the Company for a three-year term expiring at the 2015 annual meeting of shareholders or until his successor has been duly elected and qualified or the director's earlier resignation, death or removal, (2) approved the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for 2012, (3) approved the amendments to the Company's Charter described above under Item 5.03, (4) approved the 2012 Omnibus Incentive Plan, and (5) adopted, on a non-binding, advisory basis, a resolution approving the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement for the 2012 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 summary compensation table and the other related tables and disclosure.

The Company's independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: The election of two directors

Name	FOR	WITHHOLD	BROKER NON-VOTE
Dennis A. Chantland	26,964,105	627,819	7,386,721
Robert J. Grassi	27,088,335	503,589	7,386,721

Directors Daniel W. Avramovich, J. Douglass Coates and P. Michael Giftos will continue in office until the 2013 annual meeting of shareholders, and Directors Robert D. Lake and Robert F. Starzel will continue in office until the 2014 annual meeting of shareholders.

Proposal 2: The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2012.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,445,102	783,641	29,292	n/a

Proposal 3: The amendment of Section 10 to the Company's second amended and restated charter to implement a majority voting standard in uncontested elections of directors.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
27,483,940	68,148	39,836	7,386,721

Proposal 4: The adoption of the Pacer International, Inc. 2012 Omnibus Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
24,076,126	2,660,921	854,877	7,386,721

Proposal 5: The adoption, on a non-binding, advisory basis, of a resolution approving the compensation of the Company's named executive officers described under the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 summary compensation table and the other related tables and disclosure..

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
25,278,731	335,411	1,977,782	7,386,721

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. A Tennessee Corporation

Dated: April 30, 2012 By: /s/ John J. Hafferty

Executive Vice President and Chief

Financial Officer